Exhibit 10.2

RECEPTOS, INC.

2008 STOCK PLAN

1.                                      Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  The Plan permits the grant of Options and Restricted Stock as the Administrator may determine.

2.                                      Definitions.  As used herein, the following definitions shall apply:

(a)                                 “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)                                 “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(c)                                  “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock.

(d)                                 “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e)                                  “Board” means the Board of Directors of the Company.

(f)                                   “Change in Control” means the occurrence of any of the following events:

(i)                                     Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii)                                  Change in Effective Control of the Company.  If the Company has filed a registration statement declared effective pursuant to Section 12(g) of the Exchange Act with respect to any of the Company’s securities, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)                               Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f)(iii), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)                                  “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(h)                                 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i)                                     “Common Stock” means the Common Stock of the Company.

(j)                                    “Company” means Receptos, Inc., a Delaware corporation.

(k)                                 “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(l)                                     “Director” means a member of the Board.

(m)                             “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(n)                                 “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(o)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                                 “Exchange Program” means a program under which (i) outstanding Options are surrendered or cancelled in exchange for Options of the same type (which may have lower  or higher exercise prices and different terms), Options of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Option is reduced.  The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

(q)                                 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                                  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii)                               In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(r)                                    “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)                                   “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)                                    “Option” means a stock option granted pursuant to the Plan.

(u)                                 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)                                 “Participant” means the holder of an outstanding Award.

(w)                               “Plan” means this 2008 Stock Plan.

(x)                                 “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(y)                                 “Restricted Stock Purchase Agreement” means a written or electronic agreement between the Company and the Participant evidencing the terms and restrictions applying to Shares purchased under a Restricted Stock award.  The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(z)                                  “Securities Act” means the Securities Act of 1933, as amended.

(aa)                          “Service Provider” means an Employee, Director or Consultant.

(bb)                          “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 below.

(cc)                            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                                      Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 850,000 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.  Notwithstanding the foregoing and, subject to adjustment provided in Section 11, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in the first paragraph of this Section, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this second paragraph of this Section.

4.                                      Administration of the Plan.

(a)                                 Administrator.  The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)                                 Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)                                     to determine the Fair Market Value;

(ii)                                  to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)                               to determine the number of Shares to be covered by each such Award granted hereunder;

(iv)                              to approve forms of agreement for use under the Plan;

(v)                                 to determine the terms and conditions of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)                              to institute an Exchange Program;

(vii)                           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii)                        to modify or amend each Award (subject to Section 19(c) of the Plan) including but not limited to the discretionary authority to extend the post-termination exercise period of Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(ix)                              to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(x)                                 to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

(c)                                  Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5.                                      Eligibility.  Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.                                      Stock Options.

(a)                                 Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)                                 Option Exercise Price and Consideration.

(i)                                     Exercise Price.  The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A)                               In the case of an Incentive Stock Option

a)                                     granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

b)                                     granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(B)                               In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(C)                               Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in Section 424 of the Code.

(ii)                                  Forms of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c)                                  Exercise of Option.

(i)                                     Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised, together with any applicable withholding taxes.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)                                  Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within such period of time as is specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination.  Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii)                               Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such longer period of time as is specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.  Unless the Administrator provides otherwise, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv)                              Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within such longer period of time as is specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.  If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(v)                                 Incentive Stock Option Limit.  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(c)(v), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7.                                      Restricted Stock.

(a)                                 Rights to Purchase.  Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it shall offer Restricted Stock under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (if any), and the time within which such person must accept such offer.

(b)                                 Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within ninety (90) days of the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability).  Unless the Administrator provides otherwise, the purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at such rate as the Administrator may determine.

(c)                                  Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)                                 Rights as a Stockholder.  Once the Restricted Stock is purchased or otherwise issued, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased or otherwise issued, except as provided in Section 11 of the Plan.

8.                                      Tax Withholding.  Prior to the delivery of any Shares pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, shall determine in what manner it shall allow a Participant to satisfy such tax withholding obligation and may permit the Participant to satisfy such tax withholding obligation, in whole or in part by one (1) or more of the following: (a) paying cash (or by check), (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount statutorily required to be withheld, or (c) selling a sufficient number of such Shares otherwise deliverable to a Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount statutorily required to be withheld.

9.                                      Limited Transferability of Awards.  Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant.

10.                               Leaves of Absence; Transfers.

(a)                                 Unless the Administrator provides otherwise, or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence.

(b)                                 A Service Provider shall not cease to be a Service Provider in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(c)                                  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

11.                               Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)                                 Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award shall terminate immediately prior to the consummation of such proposed action.

(c)                                  Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding Award shall be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  The Administrator shall not be required to treat all Awards similarly in the transaction.

Notwithstanding the foregoing, in the event of a Change in Control in which the successor corporation does not assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise his or her outstanding Awards, including Shares as to which such Award would not otherwise be vested or exercisable, and restrictions on all of the Participant’s Restricted Stock shall lapse.  In addition, if an Award is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and any Award not assumed or substituted for shall terminate upon the expiration of such period for no consideration, unless otherwise determined by the Administrator.

For the purposes of this Section 11(c), the Award shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

12.                               Time of Granting Awards.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

13.                               No Effect on Employment or Service.  Neither the Plan nor any Award shall confer upon any participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

14.                               Conditions Upon Issuance of Shares.

(a)                                 Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Award, the Administrator may in its discretion require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

15.                               Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.                               Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.                               Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

18.                               Term of Plan.  Subject to stockholder approval in accordance with Section 17, the Plan shall become effective upon its adoption by the Board.  Unless sooner terminated under Section 19, it shall continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

19.                               Amendment and Termination of the Plan.

(a)                                 Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)                                  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (which may include e-mail) and signed by the Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

APPENDIX A

TO

RECEPTOS, INC. 2008 STOCK PLAN

(for California residents only, to the extent required by 25102(o))

This Appendix A to the Receptos, Inc. 2008 Stock Plan shall apply only to  the Participants who are residents of the State of California and who are receiving an Award under the Plan.  Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A.  Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Awards granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.

(a)                                                         The term of each Option shall be stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

(b)                                                         Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant.  If the Administrator in its sole discretion makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

(c)                                                          If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within such period of time as specified in the Award Agreement, which shall not be less than thirty (30) days following the date of the Participant’s termination, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination.

(d)                                                         If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as specified in the Award Agreement, which shall not be less than six (6) months following the date of the Participant’s termination, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.

(e)                                                          If a Participant dies while a Service Provider, the Option may be exercised within such period of time as specified in the Award Agreement, which shall not be less than six (6) months following the date of the Participant’s death, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Participant’s designated beneficiary, personal representative, or by the person(s)

to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.

(f)                                                           No Award shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

(g)                                                          In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of shares of common stock that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Option.  The Administrator shall also make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

(h)                                                         This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 19 of the Plan.

AMENDMENT TO THE

RECEPTOS, INC.

2008 STOCK PLAN

(f/k/a Receptor Pharmaceuticals, Inc. 2008 Stock Plan)

This amendment amends the 2008 Stock Plan (the “Plan”) of Receptos, Inc., a Delaware corporation (the “Company”), as previously amended.  Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

W I T N E S S E T H:

WHEREAS, pursuant to a unanimous written consent of the Company’s Board of Directors (the “Board”) dated as of November 8, 2009, the Board determined it to be in the best interests of the Company to amend the Plan to increase the number of Shares that may be subject to Awards thereunder by 2,111,962 Shares;(1)

NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

1.                                      Shares Subject to Plan.  Section 3 of the Plan shall be amended by replacing the first sentence of such section with the following:

“Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 5,686,402 Shares.”

2.                                      Date of Amendment.  To record the adoption of this Amendment to the Plan by the Board as of November 8, 2009, and the approval by the stockholders of this Amendment effective as of November 8, 2009, the Company has caused its authorized officer to execute the same.

RECEPTOS, INC.,
a Delaware corporation

/s/ Jim Schmidt
Jim Schmidt,
Chief Financial Officer

(1)                                 Prior to the effectiveness of this Amendment, the number of Shares that may be subject to Awards under the Plan was 3,574,440 Shares.

AMENDMENT TO THE

RECEPTOS, INC.

2008 STOCK PLAN

(f/k/a Receptor Pharmaceuticals, Inc. 2008 Stock Plan)

This amendment amends the 2008 Stock Plan (the “Plan”) of Receptos, Inc., a Delaware corporation (the “Company”), as previously amended.  Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

W I T N E S S E T H:

WHEREAS, pursuant to action by the Company’s Board of Directors (the “Board”) at a meeting held on June 29, 2011, the Board determined it to be in the best interests of the Company to amend the Plan to increase the number of Shares that may be subject to Awards thereunder by 1,152,139 Shares;(1)

NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

1.                                      Shares Subject to Plan.  Section 3 of the Plan shall be amended by replacing the first sentence of such section with the following:

“Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 6,838,541 Shares.”

2.                                      Date of Amendment.  To record the adoption of this Amendment to the Plan by the Board as of June 29, 2011, and the approval by the stockholders of this Amendment effective as of June 29, 2011, the Company has caused its authorized officer to execute the same.

RECEPTOS, INC.,
a Delaware corporation

/s/ Jim Schmidt
Jim Schmidt,
Chief Financial Officer

(1)                                 Prior to the effectiveness of this Amendment, the number of Shares that may be subject to Awards under the Plan was 5,686,402 Shares.

AMENDMENT TO THE

RECEPTOS, INC.

2008 STOCK PLAN

(f/k/a Receptor Pharmaceuticals, Inc. 2008 Stock Plan)

This amendment amends the 2008 Stock Plan (the “Plan”) of Receptos, Inc., a Delaware corporation (the “Company”), as previously amended.  Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

W I T N E S S E T H:

WHEREAS, pursuant to action by the Company’s Board of Directors (the “Board”) at a meeting held January 25, 2012, the Board determined it to be in the best interests of the Company to amend the Plan to increase the number of Shares that may be subject to Awards thereunder by 1,100,000 Shares;(1)

NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

1.                                      Shares Subject to Plan.  Section 3 of the Plan shall be amended by replacing the first sentence of such section with the following:

“Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 7,938,541 Shares.”

2.                                      Date of Amendment.  To record the adoption of this Amendment to the Plan by the Board as of January 25, 2012, and the approval by the stockholders of this Amendment effective as of January 25, 2012, the Company has caused its authorized officer to execute the same.

RECEPTOS, INC.,
a Delaware corporation

/s/ Jim Schmidt
Jim Schmidt
VP Finance & Administration

(1)                                 Prior to the effectiveness of this Amendment, the number of Shares that may be subject to Awards under the Plan was 6,838,541 Shares.

AMENDMENT TO THE

RECEPTOS, INC.

2008 STOCK PLAN

(f/k/a Receptor Pharmaceuticals, Inc. 2008 Stock Plan)

This amendment amends the 2008 Stock Plan (the “Plan”) of Receptos, Inc., a Delaware corporation (the “Company”), as previously amended.  Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

W I T N E S S E T H:

WHEREAS, pursuant to action by unanimous written consent effective as of February 15, 2013, the Company’s Board of Directors (the “Board”) determined it to be in the best interests of the Company to amend the Plan to increase the number of Shares that may be subject to Awards thereunder by 1,725,100 Shares;(1)

NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

1.                                      Shares Subject to Plan.  Section 3 of the Plan shall be amended by replacing the first sentence of such section with the following:

“Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 9,663,641 Shares.”

2.                                      Date of Amendment.  To record the adoption of this Amendment to the Plan by the Board as of February 15, 2013, and the approval by the stockholders of this Amendment effective as of February 15, 2013, the Company has caused its authorized officer to execute the same.

RECEPTOS, INC.,
a Delaware corporation

/s/ James Schmidt
James Schmidt
VP Finance & Administration

(1)                                 Prior to the effectiveness of this Amendment, the number of Shares that may be subject to Awards under the Plan was 7,938,541 Shares.

AMENDMENT TO THE

RECEPTOS, INC.

2008 STOCK PLAN

(f/k/a Receptor Pharmaceuticals, Inc. 2008 Stock Plan)

This amendment amends the 2008 Stock Plan (the “Plan”) of Receptos, Inc., a Delaware corporation (the “Company”), as previously amended.  Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

W I T N E S S E T H:

WHEREAS, pursuant to action by the Company’s Board of Directors (the “Board”) at a meeting held April 18, 2013, the Board determined it to be in the best interests of the Company to amend the Plan to increase the number of Shares that may be subject to Awards thereunder by 2,100,000 Shares;(1)

NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

1.                                      Shares Subject to Plan.  Section 3 of the Plan shall be amended by replacing the first sentence of such section with the following:

“Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 11,763,641 Shares.”

2.                                      Date of Amendment.  To record the adoption of this Amendment to the Plan by the Board as of April 18, 2013, and the approval by the stockholders of this Amendment effective as of April 18, 2013, the Company has caused its authorized officer to execute the same.

RECEPTOS, INC.
a Delaware corporation

/s/ James Schmidt
James Schmidt
VP Finance & Administration

(1)                                 Prior to the effectiveness of this Amendment, the number of Shares that may be subject to Awards under the Plan was 9,663,641 Shares.